EXHIBIT 4.0


                    SPECIMEN COMMON STOCK CERTIFICATE (FRONT)
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      Number                                                          Shares
      ------                                                          ------

Common Stock

                                 CYBERADS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                  CUSIP
                                                               23245W 10 6
                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS CERTIFIES THAT


                                    SPECIMEN

is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

CYBERADS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


         Dated:
                                 CORPORATE SEAL





         SPECIMEN                                                      SPECIMEN

/s/      Signature                                           /s/     Signature
------------------------------                               -------------------
         Secretary                                                   President


COUNTERSIGNED:
FLORIDA ATLANTIC STOCK TRANSFER, INC.
7130 Nob Hill Road, Tamarac, Florida 33321


Transfer Agent a Registrar Authorized Signature



                   SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
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                                 CYBERADS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --       as tenants in common                     UNIF GIFT MIN ACT--
                                                               Custodian
                                                        (cust)         (Minor)
TEN ENT --       as tenants by the entireties           under Uniform Gifts to
JT ENT --        as joint tenants with right of         Minors Act
                 survivorship and not as tenant         ------------------------
                 in common                                         (State)


                  Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED,________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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



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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
OF ASSIGNEE)

________________________________________________________________________________
_____________________________Shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint


________________________________________________________________________________
____________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


                  --------------------------------------------------------------
                  NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

            SIGNATURE(S) GUARANTEED:
                                    --------------------------------------------
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.



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